UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADEPT TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

ADEPT TECHNOLOGY, INC.

Meeting Information

Meeting Type:        Annual

For holders as of:  September 18, 2009

Date:    November 6, 2009

Time:    12:00 p.m. PST

Location:  Adept’s Corporate Offices

 5960 Inglewood Drive

 Pleasanton, CA 94588

Directions:    Call 925-245-3400

ADEPT TECHNOLOGY, INC. 5960 INGLEWOOD DR. PLEASANTON, CA 94588

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 19, 2009 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: At the Meeting you will need to request a ballot to vote these shares and provide identification. Please check the meeting materials to obtain directions to the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:

1.	Election of 5 Directors (and if any nominee is not available for election, such substitute as the Board of Directors or the proxy holders may designate)

Nominees:

	01) John Dulchinos 02) A. Richard Juelis 03) Michael P. Kelly	04) Robert J. Majteles 05) Herbert J. Martin

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Approval of amendments to the Adept Technology, Inc. 2005 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance by 650,000 shares to a total of 1,250,000 shares, increase the maximum number of shares issuable for awards of incentive stock options granted to 1,000,000 shares, and increase the maximum number of shares subject to awards issued to any single individual to 160,000 shares per calendar year.

3.	Ratification of the selection of Armanino McKenna LLP to serve as the independent auditors of Adept Technology, Inc. for its fiscal year ending June 30, 2010.

4.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.